UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 20, 2007
                                                 --------------


                                FNB United Corp.
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             (Exact Name of Registrant as Specified in its Charter)


   North Carolina                   0-13823                     56-1456589
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  (State or Other           (Commission File Number)           (IRS Employer
   Jurisdiction                                              Identification No.)
 of Incorporation)


 150 South Fayetteville Street,  Asheboro, North Carolina            27203
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      (Address of Principal Executive Offices)                    (Zip Code)


Registrant's Telephone Number, Including Area Code        (336) 626-8300
                                                  ------------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  Results of Operations and Financial Condition

         On April 20, 2007, FNB United Corp. issued a news release announcing the results of operations for the quarter ended March 31, 2007. A copy of the FNB United news release is attached hereto as Exhibit 99.1.

         The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by FNB United under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  Financial Statements and Exhibits

     Exhibits:

     99.1              News release dated April 20, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             FNB UNITED CORP.


Date:  April 20, 2007                        By  /s/ Jerry A. Little
                                                 -------------------------------
                                                 Jerry A. Little
                                                 Treasurer and Secretary
                                                 (Principal Financial and
                                                 Accounting Officer)

                                INDEX TO EXHIBITS

Exhibit No.       Description
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99.1           News Release dated April 20, 2007.